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                                                                    Exhibit 23.2


                                 Exhibit 23.2
                     Consent of PricewaterhouseCoopers LLP
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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of MAPICS, Inc. of our report dated October 25, 1999, except as to Note 17 for which the date is December 15, 1999, included in MAPICS, Inc.'s Annual Report on Form 10-K for the year ended September 30, 1999.


                                                      PricewaterhouseCoopers LLP

Atlanta, Georgia
April 17, 2000